FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 9   -   FAIR VALUE MEASUREMENTS

Financial instruments measured at fair value on a recurring basis include warrants for preferred shares. The warrants were classified as a liability in accordance with ASC No. 480 "Distinguishing Liabilities From Equity". These warrants were classified as level 3 in the fair value hierarchy since some of the inputs used in the valuation were determined based on management's assumptions. The fair value of the warrants on the issuance date and on subsequent reporting dates was determined using option-pricing-model utilizing the assumptions noted below. The fair value of the underlying preferred share price was determined by the board of directors considering, among others, third party valuations. The valuation of the Company was performed using a discounted cash flow model. The option-pricing-model method was then employed to allocate the enterprise value among the Company's various equity classes, deriving a fully marketable value per share for the preferred share. The expected terms of the warrants were based on the remaining contractual expiration period. The expected share price volatility for the shares was determined by examining the historical volatilities of a group of the Company's industry peers as there is no trading history of the Company's shares. The risk-free interest rate was calculated using the average of the published interest rates for U.S. Treasury zero-coupon issues with maturities that approximate the expected term. The dividend yield assumption was zero as there is no history of dividend payments.

The following assumptions were used to estimate the value of the warrants to purchase series C1 and C2 convertible preferred shares:

	February 24, 2015 (conversion date)	December 31,
	2 0 1 5	2 0 1 4
Expected volatility	55.69%	51.7%
Risk-free rate	1.21%	1.58%
Dividend yield	0%	0%
Expected term (in years)	4.17	4.20

On November 22, 2014 and January 21, 2015, 18,586 and 8,366 warrants to purchase series C2 preferred shares expired, respectively. The remaining 41,822 warrants to purchase series C1 preferred shares and 50,399 warrants to purchase series C2 preferred shares were converted to 92,221 warrants to purchase ordinary shares, effective as of immediately prior to the consummation of the IPO.

The following assumptions were used to estimate the value of the warrants to purchase series D1 and D2 preferred shares:

December 31,
2 0 1 4
Expected volatility	60.12%
Risk-free rate	0.05%
Dividend yield	0%
Expected term (in years)	0.21

On February 24, 2015, all of the warrants to purchase preferred shares were converted into warrants to purchase ordinary shares (See Note 1D) and lost their anti-dilution protection provision. As a result, these warrants were converted into equity. Series D1 and D2 warrants expired on March 17, 2015. The Company's management estimated that the value of these warrants as of February 24. 2015 (the conversion date) was immaterial.

The change in the fair value of warrants to purchase preferred shares is summarized below:

	December 31,
	2 0 1 5	2 0 1 4
Balance at the beginning of year	407	3,926
Conversion to warrants to purchase ordinary share immediately prior to the IPO	(233)	-
Change in fair value	(174)	(3,519)
Balance at the end of year	-	407